SECOND AMENDMENT
                                ----------------

         THIS SECOND AMENDMENT dated as of October 6, 1998, is to the AMENDED AND RESTATED PARALLEL ASSET PURCHASE AGREEMENT (as defined below), (this
"Amendment"), among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent and Guarantor, the Parallel Purchasers referred to therein, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Parallel Asset Purchase Agreement.


                             PRELIMINARY STATEMENTS

         A. The parties hereto are parties to that certain Amended and Restated Parallel Asset Purchase Agreement, dated as of May 28, 1996 (as amended, the "Parallel Asset Purchase Agreement").

         B. The parties hereto desire to execute this Amendment to amend the Parallel Asset Purchase Agreement in certain respects.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment. (a) Paragraph C of the Preliminary Statements to the Parallel Asset Purchase Agreement is hereby amended by inserting the following phrase immediately after the date "October 17, 1997" therein:

         ", and  as amended as of October 6, 1998".

         (b) Section 6.3 of the Parallel Asset Purchase Agreement is hereby amended by adding the following immediately following paragraph (g) thereto:

                  (h) Each of the Parallel Purchasers acknowledge and agree that the Issuer may assign a portion of its Purchased Interest under the Receivables Purchase Agreement to an SPC Assignee. Upon and to the extent of such assignment, (i) the SPC Assignee shall be the owner of the assigned portion of the Purchased Interest, (ii) Bank of America, and its successors and assigns ("BofA") or an Affiliate thereof shall act as Administrator for the SPC Assignee as well as for the Issuer, with all corresponding rights and powers, express or implied, granted to the Administrator, (iii) the SPC Assignee will assume all obligations, if any, of the Issuer under and in connection with the Receivables Purchase Agreement, and the Issuer will be released from such obligations, in each case to the extent of such assignment, and the obligations of the Issuer and the SPC Assignee shall be several and not joint,
                  (iv) the SPC Assignee and any related parties will have the benefit of all the rights and protections provided to the Issuer and such related parties, respectively, in the Receivables Purchase Agreement (including, without limitation, any limitation on recourse against the Issuer or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against the Issuer), (v) the defined terms and other terms and provisions of this Agreement and the Receivables Purchase Agreement shall be interpreted in accordance with the foregoing, and (vi) if requested by the Administrative Agent, the parties will execute and deliver further agreements and documents to evidence and give effect to the foregoing. In connection with any assignment by the Issuer of the Purchased Interest (or any portion thereof), the Purchaser shall comply with any applicable legal requirements, including the Securities Act of 1933, as amended.

         (c) Section 6.6 of the Parallel Asset Purchase Agreement is hereby amended by deleting the reference to "October 15, 1998" therein and substituting a reference to "October 4, 1999" therefor.

         SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) the representations and warranties made by it set forth in Exhibit II to the Parallel Asset Purchase Agreement, after giving effect to this Amendment, are correct on and as of the Effective Date (defined below) as though made on and as of the Effective Date and shall be deemed to have been made on such Effective Date and (ii) no event has occurred and is continuing, or would result from this Amendment, which constitutes a Termination Event or an Unmatured Termination Event.

         SECTION 3. Effectiveness. This Amendment shall be deemed effective as of the date on which the Administrative Agent shall have received a copy of this Amendment duly executed by each of the parties hereto (such date, the "Effective Date").

         SECTION 4. Miscellaneous. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. Any reference to the Parallel Asset Purchase Agreement from and after the Effective Date shall be deemed to refer to the Parallel Asset Purchase Agreement as amended hereby, unless otherwise expressly stated. The Parallel Asset Purchase Agreement, as amended hereby, remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first written.

                                           O&M FUNDING CORP., as Seller



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           OWENS & MINOR MEDICAL, INC.,
                                             as Servicer



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           OWENS & MINOR, INC.,
                                            as Parent and Guarantor



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as  Administrative
                                         Agent



                                           By:----------------------------------
                                      Name:
                                           Title:


                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS  ASSOCIATION,  as a
                                           Parallel Purchaser



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           THE BANK OF NOVA SCOTIA, as a
                                           Parallel Purchaser



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as a Parallel Purchaser



                                           By:----------------------------------
                                      Name:
                                           Title:

                                           THE BANK OF NEW YORK, as a
                                           Parallel Purchaser



                                           By:----------------------------------
                                      Name:
                                           Title:


                                           FIRST UNION NATIONAL BANK, as a
                                           Parallel Purchaser




                                           By:----------------------------------
                                      Name:
                                           Title:


                                           WACHOVIA BANK, N.A.,
                                           as a Parallel Purchaser



                                           By:----------------------------------
                                      Name:
                                           Title:

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